UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
FRANKLIN BSP REALTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 15, 2025

Dear Fellow Stockholders:

You are cordially invited to attend the 2025 annual meeting of stockholders of Franklin BSP Realty Trust, Inc., a Maryland corporation (“FBRT” or “the Company”), which will be held on Wednesday, May 28, 2025, at 11:00 A.M. Eastern time. The meeting will be held in virtual meeting format.

In 2024, FBRT paid an annual dividend of $1.42, delivering a 9% yield on book value. We originated approximately $2 billion in new loan commitments, including $441 million in the fourth quarter. FBRT received repayments of $1.6 billion in 2024. Based on our origination and repayment activity, as of January 2025, approximately 52% of our portfolio is comprised of loans originated after the interest rate hikes experienced in 2022 to 2023. These originations represent incredibly attractive opportunities with high-quality borrowers and low loan-to-value ratios. We ended the year with $535 million in available liquidity, including $184 million of unrestricted cash. We remain confident in FBRT’s portfolio and our ability to continue to capitalize on market opportunities.

Emerging from 2024, we are excited about FBRT’s future. In March 2025, we announced our acquisition of NewPoint Holdings JV LLC (“NewPoint”), a vertically integrated lending and servicing platform with a suite of agency licenses. The acquisition is highly synergistic and represents a natural expansion of our business lines within our core competency, multifamily lending. We expect our acquisition of NewPoint to provide an opportunity for future earnings and book value growth, allowing FBRT to originate agency loans and retain mortgage servicing rights. We expect the acquisition to close in the third quarter of 2025.

The role of our Board of Directors is to oversee the execution of our disciplined strategy and protect the rights of our stockholders. We have nominated all seven of our current directors for re-election at the Annual Meeting, of which 86% are independent. FBRT regularly assesses and enhances its governance practices through actively engaging with our stockholders and being responsive to any feedback we receive.

As such, this year, we have again included a proposal on our ballot to eliminate the supermajority vote standard to amend certain provisions of our charter. This proposal was presented to stockholders at the 2023 and 2024 annual meetings and received 98% support from the stockholders who voted on the proposal. Despite this, the requisite percentage of affirmative votes from our outstanding shares required to pass the proposal was not obtained in either year. Given our strong commitment to representing stockholder interests, we are including the charter amendment on our ballot again this year.

On behalf of the Board of Directors, I would like to express our sincere appreciation for your investment in FBRT. We value your input and continued support.

Sincerely, /s/ Richard J. Byrne
Richard J. Byrne
Chairman of the Board of Directors and Chief Executive Officer

FRANKLIN BSP REALTY TRUST	2025 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC.

1 Madison Avenue, Suite 1600

New York, New York 10010

Notice of Annual Meeting of Stockholders

Proxy Statement Notice Information

Wednesday, May 28, 2025 at 11:00 A.M.	Virtual format only	Record Date Close of business April 4, 2025

To the Stockholders of Franklin BSP Realty Trust, Inc.:

We hereby notify you that Franklin BSP Realty Trust, Inc., a Maryland corporation (the “Company”) is holding its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, May 28, 2025, at 11:00 A.M. Eastern time. The Annual Meeting will be held in virtual format only. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/FBRT2025. You will need to have your control number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seven members to the Board of Directors, (ii) an amendment to the Articles of Amendment and Restatement of the Company to eliminate supermajority voting requirements, (iii) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (iv) an advisory vote on the compensation of the Company’s named executive officers. The Company will also transact any other business that may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on April 4, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, and our Series H Convertible Preferred Stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Stockholders, whether or not they expect to attend the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who attend the meeting and who are eligible to vote may withdraw their proxies and vote in person.

By Order of the Board of Directors, /s/ Micah Goodman
Micah Goodman
General Counsel and Secretary
April 15, 2025

FRANKLIN BSP REALTY TRUST	2025 PROXY STATEMENT

PROXY SUMMARY

This summary contains highlights about the Company and the Annual Meeting. This summary does not contain all information that you should consider in advance of the Annual Meeting, and the Company encourages you to read the entire Proxy Statement and the Company’s 2024 Annual Report on Form 10-K carefully before voting.

2025 Annual Meeting of Stockholders

Date and Time: Wednesday, May 28, 2025 at 11:00 a.m. Eastern Time

Place: Virtual Format Only www.virtualshareholdermeeting.com/FBRT2025

Record Date: Close of Business April 4, 2025

☑

Voting:

Stockholders of record date are able to vote by internet at www.proxyvote.com/FBRT; telephone at 1-800-690-6903; mail by completing and returning their proxy card; and online at the Annual Meeting.

Voting Matters

	Board Recommendation	Page Number
Proposal 1: Election of Directors	FOR each nominee	9
Proposal 2: Amendment to the Articles of Amendment and Restatement of the Company (the “Charter”) to eliminate supermajority voting requirements	FOR	46
Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025	FOR	48
Proposal 4: Advisory vote on the compensation of the Company’s named executive officers	FOR	50

Participating in the Annual Meeting

The virtual meeting will be available to stockholders across the globe via any Internet-connected device and has been designed to provide the same rights to participate as you would have at an in-person meeting, including providing opportunities to vote and ask questions.

You are entitled to participate, vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/FBRT2025.

Voting Stockholders may vote by:

Internet www.proxyvote.com/FBRT

Telephone 1-800-690-6903

Mail complete, sign and return proxy card

Online attend Annual Meeting virtually Information www.virtualshareholdermeeting.com /FBRT2025

FRANKLIN BSP REALTY TRUST	1	2025 PROXY STATEMENT

PROXY HIGHLIGHTS

2024 Financial Highlights

Annual dividend of $1.42, paid quarterly, delivering a yield on book value of ~9%	Closed $2.0 billion of new loan commitments at a weighted average spread of 385 basis points

Closed BSPRT 2024-FL11, a $1.024 billion managed CLO	Funded $1.9 billion of principal balance and received loan repayments of $1.6 billion

Produced a full year GAAP and Distributable Earnings ROE* of 5.6% and 5.9%, respectively	Ended 2024 with total liquidity of $535M

Corporate Governance Highlights

86% of Board nominees are independent and 100% independence on all three Board committees	Lead Independent Director with robust duties

Annual Board and Board committee evaluations	Majority vote standard with resignation policy and annual election of directors

Regular stockholder engagement	Annual “Say on Pay” vote

*Please refer to the Appendix to this proxy statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP

FRANKLIN BSP REALTY TRUST	2	2025 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST, INC.

1 Madison Avenue, Suite 1600

New York, New York 10010

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 28, 2025

This proxy statement is being furnished by and on behalf of the board of directors of Franklin BSP Realty Trust, Inc., a Maryland corporation, (“the Company,” “FBRT,” “we,” “us” or “our”), in connection with the solicitation of proxies to be voted at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. We are furnishing the proxy materials for the Annual Meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The proxy statement, proxy card and our 2024 annual report to stockholders will be distributed or made available to stockholders of record on or about April 15, 2025.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholders Meeting to be Held on Wednesday, May 28, 2025

This Proxy Statement, the Notice of Annual Meeting and our 2024 Annual Report are available at:

www.ProxyVote.com/FBRT

In addition, any stockholder may request to receive proxy materials electronically by email on an ongoing basis. Choosing to receive proxy materials by email saves the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

***

Certain statements in our proxy statement, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations and assumptions of management that are subject to risks and uncertainties that may cause actual results to differ materially from our expectations. Our forward-looking statements are subject to various risks and uncertainties, including but not limited to the risks and important factors contained and identified in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this proxy statement are made only as of the date hereof. Please see “Forward-Looking Statements” in the 2024 annual report for more information.

FRANKLIN BSP REALTY TRUST	1	2025 PROXY STATEMENT

Q&A

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, May 28, 2025, commencing at 11:00 A.M. Eastern time. The Annual Meeting will be held in virtual format only.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Annual Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I participate at the virtual Annual Meeting?

The Annual Meeting will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the close of business on April 4, 2025, or if you hold a valid proxy for the Annual Meeting.

You may attend the annual meeting live online at www.virtualshareholdermeeting.com/FBRT2025. If you virtually attend the annual meeting you can vote your shares electronically, and submit your questions during the annual meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials.

The meeting webcast will begin promptly at 11:00 a.m. Eastern Time on May 28, 2025. Online access will begin at 10:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time.

Will I be able to participate in the online annual meeting on the same basis I would be able to participate in a live annual meeting?

Yes. We designed the format of the online annual meeting to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools.

If you were a stockholder as of the close of business on April 4, 2025, and access the Annual Meeting using the 16-digit control number included on your proxy card or on the voter instruction form that accompanied your proxy materials, you can submit questions electronically at the Annual Meeting during the webcast. During the live Q&A session of the meeting, members of our executive leadership team and our Chairman of the Board will answer questions as they come in, as time

FRANKLIN BSP REALTY TRUST	2	2025 PROXY STATEMENT

permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such other person designated by our Board) may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect seven directors for a term of one year, until our 2026 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	approve the amendment of the Charter to eliminate supermajority voting requirements;

3.	ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

4.	approve an advisory vote on the compensation of our named executive officers; and

5.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), and shares of our Series H Convertible Preferred Stock, par value $0.01 per share (“Series H Preferred Stock”), entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 4, 2025. As of the record date, approximately 83,637,434 shares of our Common Stock and 17,950 shares of our Series H Preferred Stock were issued and outstanding and entitled to vote at the Annual Meeting. Holders of shares of Series H Preferred Stock are entitled to vote on an as-converted basis on each matter upon which the holders of Common Stock are entitled to vote, voting together as a single class. Each share of Series H Preferred Stock is currently convertible into 299.2 shares of Common Stock.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. Each share of Series H Preferred Stock entitles the holder to 299.2 votes (rounded down to the nearest whole number) on each matter considered at the Annual Meeting or any adjournment or postponement thereof.

How may I vote?

You may vote electronically during the Annual Meeting on the virtual meeting website, or by proxy. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote electronically at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card by mail.

Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please see “How can I participate at the virtual Annual Meeting” above for instructions on how to participate in the virtual meeting. If they request paper copies of the proxy materials, stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/FBRT at any time prior to 11:59 p.m. Eastern Time on May 27, 2025; or

•	by telephone, by calling 1-800-690-6903 at any time prior to 11:59 p.m. Eastern Time on May 27, 2025.

FRANKLIN BSP REALTY TRUST	3	2025 PROXY STATEMENT

Even if you plan to attend the virtual Annual Meeting, we encourage you to authorize a proxy to vote your shares via the Internet or telephone beforehand, a convenient means of authorizing a proxy that also provides cost savings to us that benefit you as a stockholder. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately, and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. If you attend the virtual Annual Meeting, you may submit your vote electronically, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If your proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of seven director nominees named in this proxy statement for a term of one year, until our 2026 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) the amendment to the Charter to eliminate supermajority voting requirements; (Iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iv) the advisory vote on the compensation of our named executive officers.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders and this proxy statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or (ii) by voting electronically at the virtual Annual Meeting. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without any direction given, your shares will be voted as recommended by the Board.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors.

For the proposal to amend the Charter to eliminate supermajority voting requirements, the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote at the Annual Meeting is required to approve the proposal. Abstentions and broker non-votes will have the effect of a vote “against” the proposal.

The proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. Abstentions will count towards the presence of a quorum but will have no effect on the proposal. Because the proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm is considered to be a “routine” matter under New York Stock Exchange (“NYSE”) rules, we do not expect there to be any broker non-votes on that proposal.

The advisory vote to approve the compensation of the Company’s named executive officers requires the affirmative vote of at least a majority of all the votes cast on the proposal. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the proposal.

For each of the proposals, holders of the Series H Preferred Stock and holders of the Common Stock shall be deemed to vote together as a single class.

FRANKLIN BSP REALTY TRUST	4	2025 PROXY STATEMENT

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokerage firms have the authority under NYSE rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of PwC as the Company’s independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. All other items on this year’s ballot are “non-routine” matters under the NYSE rules for which brokers may not vote absent voting instructions from the beneficial owner.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $28,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Benefit Street Partners L.L.C. (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?

Some of your shares may be registered differently or held in a different account and/or you may hold shares of Common Stock and Preferred Stock. You should authorize a proxy to vote the shares in each of your accounts and all classes of securities held by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (212) 588-6761. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us and brokers to send a single set of proxy materials, including proxy statements and notices, to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses.

We will promptly deliver, upon written or oral request, a copy of our 2024 annual report, this proxy statement or the Notice and Access Card, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy,

FRANKLIN BSP REALTY TRUST	5	2025 PROXY STATEMENT

you may direct requests for separate copies by calling our Investor Relations department at (212) 588-6761 or by mailing a request to Franklin BSP Realty Trust, Inc., 1 Madison Avenue, Suite 1600, New York, New York 10010, Attention: Investor Relations. Likewise, if your household currently receives multiple sets of notices or disclosure documents and you would like to receive one set, please contact us.

Where can I find more information?

You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/FBRT.

You can request a paper or electronic copy of the proxy materials, free of charge:

•	via Internet, at www.proxyvote.com/FBRT;

•	via telephone, at (800) 579-1639; or

•	via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov.

FRANKLIN BSP REALTY TRUST	6	2025 PROXY STATEMENT

CORPORATE GOVERNANCE OVERVIEW

FBRT’s practices align with the Investor Stewardship Group’s (“ISG”) corporate governance framework for U.S. – listed companies, as described below.

ISG Principles	FBRT Practice

Principle 1: Boards are accountable to stockholders

All directors stand for election annually

Majority voting standard in uncontested director elections, with mandatory resignation policy

Stockholders are entitled to recommend director candidates to the Nominating and Corporate Governance Committee

Stock ownership requirements for directors

Principle 2: Stockholders should be entitled to voting rights in proportion to their economic interest	No dual-class share structure One vote per share structure

Principle 3: Boards should be responsive to stockholders and be proactive in order to understand their perspectives

Regular stockholder engagement on business, governance, and ESG matters

Annual Say on Pay proposal

In 2023, 2024 and again in 2025, proposing a charter amendment to eliminate supermajority voting requirements

Board considers annual voting results and regular investor engagement in setting company policies and strategy

Principle 4: Boards should have a strong, independent leadership structure

Lead Independent Director with clearly defined responsibilities

All Committees are chaired by Independent Directors and are 100% independent

Independent Director-only executive session at every regular Board meeting

FRANKLIN BSP REALTY TRUST	7	2025 PROXY STATEMENT

Principle 5: Boards should adopt structures and practices that enhance their effectiveness

Annual Board and Committee evaluation process

Directors possess deep and diverse set of skills and experience relevant to oversight of our strategy

Board composition reflects broad range of relevant perspectives, skills and knowledge

86% of the Board nominees are independent

In 2024, each director attended at least 75% of the meetings of the Board and the Committees on which he or she served

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company

Annual Say on Pay proposal

The Compensation Committee oversees and reports to the Board on the assessment and mitigation of risks associated with the Company’s and the Advisor’s compensation policies and practices and incentive compensation arrangements

Equity awards granted to executive officers subject to three-year vesting periods

Stock ownership requirements for executive officers

Advisor’s incentive fee tied directly to stockholder returns

FRANKLIN BSP REALTY TRUST	8	2025 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Board ultimately is responsible for the management and control of our business and operations. The Board, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by our Advisor. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Company’s charter and bylaws provide that the number of directors may be fixed by a resolution of the Board; provided, however, that the number of directors shall never be less than three. The number of directors on the Board is currently fixed at seven.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the seven nominees. If you do not wish your shares to be voted “FOR” particular nominees, you vote “AGAINST” the nominee or “ABSTAIN” from voting by selecting the applicable designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share of our voting stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the election of our directors.

Our Corporate Governance Guidelines provide that if a nominee for election as a director who is already serving as a director is not elected pursuant to the majority voting standard set forth in the Company’s bylaws, the director shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee, or such other committee as designated by the Board, will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

We know of no reason why any nominee would be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

Nominees

The table set forth below lists the name and age of each nominee as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company. Each is currently a director of the Company who was elected by the Company’s stockholders at the 2024 annual meeting.

Name	Age	Position

Richard J. Byrne	64	Chairman of the Board of Directors and Chief Executive Officer

Pat Augustine	62	Director

Joe Dumars	61	Director

Jamie Handwerker	64	Director, Compensation Committee Chair

Peter J. McDonough	66	Director, Nominating and Corporate Governance Committee Chair

Buford H. Ortale	63	Director, Audit Committee Chair

Elizabeth K. Tuppeny	64	Lead Independent Director

FRANKLIN BSP REALTY TRUST	9	2025 PROXY STATEMENT

Business Experience of Nominees

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below. Full biographical data is available on our website at www.fbrtreit.com under the “Governance” tab.

Richard Byrne Chairman of the Board and CEO Director Since: 2016 Age: 64	Committees None

Relevant Experience

2013-Present: Benefit Street Partners

•  President

•  In his role as President, he serves as CEO and Chairman of: Franklin BSP Realty Trust and Franklin BSP Capital Corp.

1999-2013: Deutsche Bank

•  2008-2013: Chief Executive Officer, Deutsche Bank Securities, Inc.

•  2006-2013: Global Co-Head of Capital Markets at Deutsche Bank

•  2001-2010: Member of the Global Banking Executive Committee and the Global Markets Executive Committee

1985-1999: Merrill Lynch & Co.

•  Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research

Qualifications:

Mr. Byrne’s current and prior experience as a director and Chief Executive Officer of the Company, and his significant investment banking experience in real estate finance make him well-qualified to serve as a member of our Board.

Current Public Company Boards:

Wynn Resorts, Ltd.

Affiliated, Non-Listed BDC Boards*:

Franklin BSP Capital Corp.

Previous Public Company Boards:

MFA Financial, Inc.

* Affiliated non-traded Business Development Company (“BDC”) regulated under the Investment Company Act of 1940 that are managed by the Advisor.

Pat Augustine Independent Director Director Since: 2021 Age: 62	Committees Compensation, Nominating and Corporate Governance

Relevant Experience

2011-Present: Meridian Enterprises

•  Founder

•  Built, owned, and operated Planet Fitness franchises before selling to a private equity firm

2009-2011: Swiss RE Insurance Asset Management

•  Head of Structured Product and Credit Portfolio Management

1996-2007: NationsBank (predecessor to Bank of America)

•  Head of sales, trading, and research for structured products

1985-1996: Salomon Brothers

•  Mortgage-backed securities trader

Qualifications:

Mr. Augustine’s experience founding a company and his tenure in the financial industry, specifically his experience in both residential and commercial real estate, make him a valuable asset to the Board.

Previous Public Company Boards:

Capstead Mortgage Corporation

FRANKLIN BSP REALTY TRUST	10	2025 PROXY STATEMENT

Joe Dumars Independent Director Director Since: 2023 Age: 61	Committees Audit, Nominating and Corporate Governance

Relevant Experience

2022-Present: National Basketball Association (“NBA”)

•  EVP and Head of Basketball Operations

2020-2022: Sacramento Kings NBA franchise

•  Chief Strategy Officer

2017-2019: Independent Sports & Entertainment, LLC

•  President of Basketball Division

1999-2014: Detroit Pistons NBA Franchise

•  President of Basketball Operations

1985-1999: Detroit Pistons

•  Professional basketball player

•  Six-time NBA All-Star

Qualifications:

Mr. Dumars is an experienced executive, owner, and operator of multiple businesses with a track record of accomplishments based on individual contribution, leadership and team building. Mr. Dumars’ operational expertise and experience in corporate strategy development and human capital management make him well qualified to serve as a member of our Board.

Jamie Handwerker Independent Director Director Since: 2016 Age: 64	Committees Audit, Compensation (Chair), Nominating and Corporate Governance

Relevant Experience

2016 - Present: KSH Capital

•  Partner

•  Real estate investment firm established to provide entrepreneurs with capital and expertise to grow their platform

2002 - 2016 Cramer Rosenthal McGlynn (CRM) LLC

•  Senior Vice President, Principle, and Portfolio Manager for Windridge Partners

2000 - 2002: ING Furman Selz Asset Management

•  Managing Director and Portfolio Manager

•  Launched Windridge Partners, a long/short US equity hedge fund focused on real estate and consumer companies

1994-2000: ING Barings and Furman Selz, LLC (predecessor of ING Barings)

•  Managing Director and Senior Equity Research Analyst (Sell-Side)

•  Exclusively focused on real estate companies, including the REIT industry

Qualifications:

Ms. Handwerker’s extensive experience in real estate, asset management, and portfolio management make her well qualified to serve as a member of our Board.

Current Public Company Boards:

LXP Industrial Trust

FRANKLIN BSP REALTY TRUST	11	2025 PROXY STATEMENT

Peter J. McDonough Independent Director Director Since: 2016 Age: 66	Committees Audit, Compensation, Nominating and Corporate Governance Chair

Relevant Experience

2018-2022: Trait Biosciences

•  Chief Executive Officer

•  Trait Biosciences is a biotechnology research organization developing Intellectual Property associated with the formulation of CBD Health & Wellness Products

2006-2015: Diageo

•  President, Chief Marketing and Innovation Officer

2004-2006: Procter & Gamble

•  Vice President of European Marketing overseeing the brand marketing function for Duracell Batteries and Braun Appliances

2002-2004: University of Canterbury, Graduate School of Commerce

•  University lecturer and management consultant

1994-2002: Gillette

•  Vice President of North American Marketing

•  Launched industry leading brands such as Mach3 Turbo and Venus Razors.

1990-1994: Black & Decker

•  Director of North American Marketing

•  Launched the DeWalt Power Tool Company

Qualifications:

Mr. McDonough brings innovative thinking to transform business performance from diverse experiences leading global organizations in numerous industries and prior experience serving as an independent director on corporate boards. Mr. McDonough earned his MBA from the Wharton School of Business and received his BS from Cornell University. We believe Mr. McDonough’s extensive experience as an executive officer and/or director and his significant business accomplishments make him well qualified to serve as a member of our Board.

Previous Public Company Boards:

The Splash Beverage Group

FRANKLIN BSP REALTY TRUST	12	2025 PROXY STATEMENT

Buford H. Ortale Independent Director Director Since: 2016 Age: 63	Committees Audit (Chair), Compensation, Nominating and Corporate Governance

Relevant Experience

2018-Present: NTR

•  Partner

•  NTR is a private equity firm focused on the energy space

2010-Present: Armour Capital Management, LP

•  Partner

•  Armour is the external manager of a residential mortgage REIT with over $15 billion in assets

1996-Present: Sewanee Ventures

•  Founder and Manager

•  Sewanee Ventures is a private investment vehicle focused on investments in real estate, venture capital, and private equity

1993-1996: NationsBanc (Bank of America)

•  Founder and Managing Director of the High Yield Bond Group

1987-1991: Merrill Lynch Merchant Banking Group

•  Vice President

Qualifications:

Mr. Ortale’s expertise includes investments in startup venture backed companies, LBO’s, real estate development and acquisitions and private debt. We believe Mr. Ortale’s extensive experience as a private equity investor and banker make him well qualified to serve as a member of our Board of Directors.

Previous Public Company Boards:

ASAP

Elizabeth K. Tuppeny Lead Independent Director Director Since: 2013 Age: 64	Committees Audit, Compensation, Nominating and Corporate Governance

Relevant Experience

1993-Present: Domus, Inc.

•  Founder and Chief Executive Officer

•  Domus works at the C-Suite level with clients such as Chevron; Citibank; ConAgra; Diageo; DuPont; Epson; Mattel; Merck; Merrill Lynch; Procter & Gamble; Ralph Lauren and Westinghouse

1992-1993: Earle Palmer Brown

•  Executive Vice President of Business Development

1984-1992: Weightman Advertising

•  Senior Vice President

Qualifications:

Ms. Tuppeny has 40 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. We believe that Ms. Tuppeny’s experience as a Chief Executive Officer and an independent director of multiple companies, as well as her track record in evaluating real estate business development applications, make her well qualified to serve on our Board.

Current Public Company Boards:

National Healthcare Properties

American Strategic Investment Co. (formerly New York City REIT, Inc.)

Previous Public Company Boards:

American Realty Capital Trust IV

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE, EACH TO SERVE UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

FRANKLIN BSP REALTY TRUST	13	2025 PROXY STATEMENT

DIRECTOR COMPENSATION

The following table sets forth information regarding fees earned by our non-management directors during the fiscal year ended December 31, 2024. Mr. Byrne, our Chief Executive Officer, received no compensation for serving as a director.

Name	Fees Paid in Cash	Stock Awards(1)	Total

Pat Augustine	$130,000	$110,000	$240,000

Joe Dumars	130,000	110,000	240,000

Jamie Handwerker	150,000	110,000	260,000

Peter J. McDonough	150,000	110,000	260,000

Buford H. Ortale	150,000	110,000	260,000

Elizabeth K. Tuppeny	170,000	110,000	280,000

(1)

All directors received an annual grant of restricted stock under the Company’s Amended and Restated Employee and Director Incentive Restricted Share Plan. In 2024, this consisted of an annual grant and a supplemental grant to reflect an increase in the annual equity retainer going forward. For 2024, the grant date fair value of the shares of restricted stock granted to the independent directors under the annual grant was $85,000, or $12.47 per share, determined based on the closing price of the Company’s common stock on the day prior to the grant date of May 31, 2024, and $25,000, or $12.34 per share, determined based on the closing price of the Company’s common stock on the day prior to the supplemental grant date of August 7, 2024, each in accordance with the ASC Stock Compensation topic. As of December 31, 2024, each of the directors included in the table above held 8,841 unvested shares of restricted stock, all from the 2024 annual grants.

The following table sets forth the terms of our current non-management director compensation program:

Annual Director Cash Retainer	$110,000

Committee Fees (Cash)	$20,000 for the chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee; and $10,000 for each member of a committee who is not serving as a chair.

Lead Independent Director Supplemental Fee (Cash)	$30,000

Annual Equity Award	On the date of the annual meeting of stockholders, each non-management director receives an annual grant of $110,000 in restricted shares of Common Stock based on the closing price of our Common Stock on the date of grant (an increase of $25,000 from 2023). The restricted shares vest on the earlier of the anniversary of the grant date and the date of the next year’s annual meeting of stockholders.

Expense Reimbursement	All non-management directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors.

FRANKLIN BSP REALTY TRUST	14	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND COMMITTEES

Information About the Board of Directors and its Committees

The Board ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is a wholly-owned subsidiary of Franklin Resources, Inc., which, together with its various subsidiaries, operates as Franklin Templeton.

Our Board currently has seven members and is comprised of Messrs. Byrne, Augustine, Dumars, McDonough, and Ortale and Mses. Handwerker and Tuppeny. The Nominating and Corporate Governance Committee of the Board considers and makes recommendations to the Board concerning the appropriate size and needs of the Board and considers and recommends to the Board candidates to fill vacancies on the Board.

The Board held a total of five meetings during the fiscal year ended December 31, 2024. Each director attended at least 75% of the meetings of the Board and the Board committees on which he or she served during 2024. The Board does not have a formal policy relating to director attendance at our annual meetings of stockholders. Four of our seven directors attended the 2024 annual meeting of stockholders.

The Board currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, the members of which are all independent directors. The current written charters for each of the standing committees, as well as our Corporate Governance Guidelines, Code of Ethics and certain other corporate governance information are available on our website, www.fbrtreit.com, under the “Governance Documents” tab by selecting “Governance.”

How Directors are Selected, Elected and Evaluated

The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the organization, function and composition of the Board as a whole, in the context of the needs of the Company. The Nominating and Corporate Governance Committee reviews all nominees for director in accordance with criteria established by the Nominating and Corporate Governance Committee and the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and will recommend that the Board nominate or elect those nominees whose attributes it believes would be most beneficial to the Company. The reviews involve an assessment of the personal qualities and characteristics, accomplishments and business reputation of each nominee. The Nominating and Corporate Governance Committee may consider such criteria as the committee shall deem appropriate, which may include, without limitation:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	commercial real estate and finance experience;

•	experience as a board member of another publicly held company;

•	variety of both personal background and experience;

•	practical and mature business judgment, including ability to make independent analytical inquiries;

•	the nature of and time involved in a director’s service on other boards or committees;

•	NYSE rules applicable to directors, including rules regarding independence; and

•	with respect to any person already serving as a director, the director’s past attendance at meetings and participation and contribution to the activities of the Board.

FRANKLIN BSP REALTY TRUST	15	2025 PROXY STATEMENT

The Nominating and Corporate Governance Committee identifies potential nominees by seeking input from fellow directors, executive officers, professional recruitment firms and stockholders and stakeholders. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although in addition to taking into consideration the needs of the Board and the qualifications of the candidate, the committee may also consider the number of shares held by the recommending stockholder and the length of time that such shares have been held by such stockholder.

The Board will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2026 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

The Board believes that it benefits from having members that collectively have diverse skills, personal backgrounds and professional experience. In our annual director nomination process, the Board and the Nominating and Corporate Governance Committee strive to recommend a slate of director nominees that reflects a variety of experiences, perspectives and skillsets.

In terms of diversity, 29% of our Board identifies as female and 14% of our Board identifies as a member of an underrepresented racial group.

Director Independence

Under our Corporate Governance Guidelines and NYSE rules, a majority of our directors must be “independent.” A director is not independent unless the Board affirmatively determines that he or she does not have a “material relationship” with us and the director must meet the bright-line test for independence set forth by the NYSE rules. A relationship with the Advisor or an affiliate thereof (other than service as an independent director or trustee for another company managed by the Advisor) is treated as a relationship with the Company. Our Corporate Governance Guidelines also require all members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to be “independent” directors. Based upon its review, the Board has affirmatively determined that each of Messrs. Augustine, Dumars, McDonough and Ortale, and each of Mses. Handwerker and Tuppeny is independent under all applicable criteria for independence set forth in the listing standards of the NYSE, including with respect to committee service. In making its independence determinations, the Board considered and reviewed all information known to it, including information identified through directors’ questionnaires. There are no familial relationships between any of our directors and executive officers.

FRANKLIN BSP REALTY TRUST	16	2025 PROXY STATEMENT

Director Skills

Effective as of the Annual Meeting, the Board will consist of seven directors. As described above, the Nominating and Corporate Governance Committee evaluates all director nominees in accordance with the criteria and qualifications contained in the committee’s charter as well as the Corporate Governance Guidelines. The Company is confident that its director nominees are well qualified and experienced, collectively possessing a strong mix of expertise to oversee the Company’s strategy and generate long-term value for stockholders. Listed below are core skills and experiences valuable for our Board to possess:

Skills Distribution

CEO/Executive Management Experience:

Directors who possess experience in leading their organizations, providing practical experience to the Board into navigating complex issues and making strategic decisions.

Strategy Development and Implementation Experience:

Directors with expertise in developing and overseeing the implementation of an organization’s long-term strategy, as well as navigating any hurdles or unforeseen circumstances.

Operations Experience: Directors with a background in overseeing the management of an organization’s operations, including expertise in areas such as process optimization and quality control.

M&A/Capital Markets Experience:

Directors with experience in strategic planning and business development with direct responsibility for and/or overseeing collaborations and deals, including mergers, acquisitions, divestitures, joint ventures and other partnerships.

Corporate Governance/Regulatory Experience:

Directors who possess experience on public company boards and have a deep appreciation for the dynamics between a board, management, and a company’s stockholders, along with an understanding of important legal and compliance matters.

Risk Management Experience:

Directors with expertise in identifying, managing and mitigating risks, such as cybersecurity and information security risks, and providing valuable insight into the Board’s role in risk oversight.

REIT/Real Estate Industry Experience:

Directors with knowledge of and experience in the real estate and REIT industries, providing valuable insights into the industry and potential issues, opportunities and emerging trends.

Financial/Accounting Experience:

Directors with deep financial literacy and understanding of capital markets, financing, funding operations and accounting, bringing valuable insights to financial reporting, capital allocation, and other key financial decisions the Board plays a role in.

ESG Experience: Directors who possess experience with evolving social and environmental issues, such as human capital and sustainability.

Marketing/Communications Experience:

Directors who have expertise in leading and executing marketing and communications strategies, as well as enhancing a company’s reputation with its key stakeholders.

FRANKLIN BSP REALTY TRUST	17	2025 PROXY STATEMENT

Leadership Structure of the Board of Directors

Richard J. Byrne currently serves as our Chairman of the Board and our Chief Executive Officer. As Chief Executive Officer, Mr. Byrne is responsible for implementing the Company’s business strategy. The Board believes that because the Chief Executive Officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer is the most qualified director to act as chairman. The Board may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Board has appointed Elizabeth K. Tuppeny as the lead independent director of the Company. The Board has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board’s meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, and acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, has the authority to call meetings of the independent directors, and otherwise assumes such responsibilities as may be assigned to her by the Board. The Company compensates Ms. Tuppeny for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

FRANKLIN BSP REALTY TRUST	18	2025 PROXY STATEMENT

Oversight of Risk Management

The Board has an active role in overseeing the management of risks applicable to the Company. While management is responsible for the day-to-day risk management processes, the Board’s role is:

Full Board

•   Oversees risk management for the Company through its approval of the investment policy and significant originations and investments and indebtedness and its general oversight of Board committees, the Company, its executive officers and the Advisor.

•   Keeps informed of our business by participating in meetings of our Board, by receiving regular reports from Board committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Advisor and our executive officers.

Audit

Committee

•    Oversees management’s programs and policies to identify, assess, manage, mitigate and monitor significant business risks of the Company, including financial, operational, cybersecurity and information technology, business continuity, legal, regulatory and reputational risks.

•   Oversees management’s risk assessment, management, mitigation and monitoring decisions, practices and activities, including the steps management has taken to monitor and control the Company’s major financial risk exposures.

Compensation

Committee

•    Oversees and reports to the Board on the assessment and mitigation of risks associated with the Company’s and the Advisor’s compensation policies and practices.

•   Administers the Company’s annual equity award program for executive officers and Advisor employees who provide substantial services to the Company.

•    Appoints and oversees the work of its compensation consultants and other advisors retained by it.

Nominating and Corporate

Governance Committee

•    Reviews and approves any transactions with affiliated parties and addresses other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Advisor or its respective affiliates, on the other hand.

•    Assists our Board with assessing risks associated with board organization, membership and structure, succession planning and corporate governance.

ESG Oversight

Our Nominating and Corporate Governance Committee oversees corporate social responsibility, sustainability and related matters and evaluates best practices. In 2022, we released our Corporate Environmental Policy, which outlines our commitment to operate in an environmentally responsible manner that promotes energy conservation and waste reduction, to the benefit of our business and the environment. In 2023, we released our inaugural ESG report. We have also instituted Director and Executive Officer Stock Ownership Guidelines and Political and Charitable Contribution Guidelines.

FRANKLIN BSP REALTY TRUST	19	2025 PROXY STATEMENT

Spotlight on Cybersecurity

As noted above, our Audit Committee is charged with overseeing the Company’s management of cybersecurity risk. The Audit Committee reviews, discusses with management, and oversees the Company’s privacy, information technology and security and cybersecurity risk exposures, including:

•   The potential impact of those exposures on the Company’s business, financial results, operations and reputation;

•   The programs and steps implemented by management to monitor and mitigate any exposures;

•   The Company’s information governance and information security policies and programs; and

•   Major legislative and regulatory developments that could materially impact the Company’s privacy, data security and cybersecurity risk exposure.

Some members of the Audit Committee have completed certifications in cybersecurity, including one from the National Association of Corporate Directors (NACD) in Cyber-Risk Oversight. On a quarterly basis, the Advisor’s Chief Information Security Officer or its delegee report to the Board or the Audit Committee on information technology and cybersecurity matters, including a detailed threat assessment relating to information technology risks.

The Board is proud that we have not experienced any material cybersecurity incidents in the past three years.

Committee Membership

The following table summarizes the membership of the proposed Board and each of the Board’s standing committees as of the Annual Meeting.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard J. Byrne
Pat Augustine		✓	✓
Joe Dumars	✓		✓
Jamie Handwerker	✓	Chair	✓
Peter J. McDonough	✓	✓	Chair
Buford H. Ortale	Chair	✓	✓
Elizabeth K. Tuppeny	✓	✓	✓

Audit Committee

Members: Buford H. Ortale (chair) Joe Dumars Jamie Handwerker Peter J. McDonough Elizabeth K. Tuppeny Meetings in FY’24: 5

Roles and Responsibilities:

•  Assist the Board in undertaking and fulfilling its responsibilities in monitoring:

¡   the Company’s financial reporting process;

¡   the integrity of the Company’s financial statements;

¡   the Company’s compliance with legal and regulatory requirements;

¡   the independence and qualifications of the Company’s independent and internal auditors, as applicable;

¡   the performance of the Company’s independent and internal auditors, as applicable;

¡   the performance of the Company’s systems of internal control over financial reporting and disclosure controls and procedures; and

¡   the Company’s risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity.

•  Mr. Ortale and Ms. Handwerker are each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC. Each member of the Audit Committee is “independent” and qualified for audit committee service within the meaning of the applicable (i) provisions set forth in the Audit Committee charter, (ii) requirements set forth in the Exchange Act, and (iii) the rules and regulations of the SEC.

FRANKLIN BSP REALTY TRUST	20	2025 PROXY STATEMENT

The Compensation Committee

Members: Jamie Handwerker (chair) Pat Augustine Peter J. McDonough Buford H Ortale Elizabeth K. Tuppeny Meetings in FY’24: 5

Roles and Responsibilities:

•  Review, determine and implement the Company’s compensation philosophy and the compensation of executive officers, including to:

¡   review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine and approve the Chief Executive Officer’s compensation based on the Compensation Committee’s evaluation, and

¡   approve the compensation of all other executive officers;

•  Administer the Company’s equity and other incentive compensation plans and make recommendations to the Board regarding the adoption of or any amendment to the Company’s incentive-compensation and equity-based plans;

•  Determine from time to time the remuneration for the Company’s directors; and

•  Otherwise carry out the duties and responsibilities set forth in the charter and any other responsibilities or duties that the Board may assign to the Compensation Committee from time to time.

•  All Compensation Committee members meet the independence criteria set forth in the listing standards of the NYSE.

Nominating and Corporate Governance Committee

Members: Peter J. McDonough (chair) Pat Augustine Joe Dumars Jamie Handwerker Buford H. Ortale Elizabeth K. Tuppeny Meetings in FY’24: 4

Roles and Responsibilities:

•  Identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board for selection director nominees for election at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

•  Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company and appropriate amendments thereto;

•  Oversee and advise the Board with respect to the Company’s corporate governance matters, including Board and committee structure and composition and the Company’s corporate governance policies and practices;

•  Oversee the evaluation of the Board, its committees and the Company’s management;

•  Oversee and advise the Board with respect to the Company’s corporate social responsibility and sustainability and related matters (ESG), and review related developments in legislation, regulation, public policy and trends;

•  Assist the Board and the Chairperson of the Company in overseeing the development of executive succession plans; and

•  Assist the Board in resolving conflict of interest situations and transactions between the Company, on the one hand, and any of the Advisor, a director, an officer or any affiliate thereof, on the other hand. See “Certain Relationships And Related Transactions.”

FRANKLIN BSP REALTY TRUST	21	2025 PROXY STATEMENT

CORPORATE GOVERNANCE PRINCIPLES

Stock Ownership Guidelines

Our stock ownership guidelines, which are set forth in our Corporate Governance Guidelines, are applicable to the Company’s executive officers and non-management directors in order to further align the long-term interests of our executive officers and non-management directors with those of our stockholders. In each case, Common Stock owned directly and indirectly (if the participant has an economic interest in the shares), and shares underlying unvested time-based restricted stock and/or restricted stock units count towards satisfaction of the ownership requirements.

Non-Management Directors

Each non-management director is expected to own a number of shares of the Company’s common stock with an aggregate market value equal to at least three times the annual base cash retainer for the prior year (exclusive of committee or chair fees). These multiples must be achieved by five years from the date of such director’s appointment to the Board (the “Director Anniversary Date”), and any amendment to this policy that increases the required ownership must be achieved within three years of such amendment. Thereafter, each participant must maintain ownership levels at or above the required level (the “Director Ownership Requirement”).

Notwithstanding the foregoing, once a non-management director comes into compliance with the Director Ownership Requirement, that non-management director will not be deemed to be out of compliance with the Director Ownership Requirement if (i) the sole reason that such person’s ownership has dropped below the required threshold is a decrease in the market price of the Company’s common stock, and (ii) such person has not sold any common stock since the time that such person’s ownership dropped below the required threshold.

Under the guidelines, each non-management director is expected to own a number of shares of the Company’s Common Stock with an aggregate market value equal to at least three times the annual base cash retainer for the prior year (exclusive of committee or chair fees). These multiples must be achieved by five years from the date of appointment to the Board, and any amendment to the policy that increases the required ownership must be achieved within three years of such amendment.

As of December 31, 2024, all non-management directors were in compliance with the stock ownership requirements or were on track to meet the ownership requirements within the requisite time period.

Executive Officers

Under the guidelines, the Chief Executive Officer of the Company is expected to own a number of shares of the Company’s Common Stock equal to at least three times the average number of shares granted to the Chief Executive Officer through annual equity awards over the prior three years, and the other executive officers of the Company should each have an ownership in the Company’s Common Stock equal to at least two times the average number of shares granted to such executive officer through annual equity awards over the prior three years. In each case, the grant amounts shall be reduced by the number of shares withheld or sold to cover withholding or other taxes associated with the award, and may be adjusted for stock splits, stock distributions, combinations, and similar events. These multiples must be achieved by the later of the third anniversary of the adoption of these guidelines or three years from the date of appointment.

As of December 31, 2024, all of the Company’s executive officers were in compliance with the stock ownership requirements or were on track to meet the ownership requirements within the requisite time period.

Environmental Sustainability

The Nominating and Corporate Governance Committee oversees the Company’s ESG policies and initiatives. In addition, the Company has in place a Corporate Environmental Policy in which the Company details its focus on, among other things, acting in an environmentally responsible manner, providing a safe and healthy workplace for our and the Advisor’s employees, and complying with applicable laws and regulations.

FRANKLIN BSP REALTY TRUST	22	2025 PROXY STATEMENT

The Company is proud to conduct its commercial real estate lending and business practices in such a way that is aligned with the United Nations Principles for Responsible Investment (the “PRI”), demonstrating its commitment to expanded disclosure and an investment approach that weighs corporate governance and sustainability factors in strategic decisions as well as economic factors.

Political and Charitable Contributions

Our Nominating and Corporate Governance Committee oversees the Company’s political and charitable contributions and other public policy matters. In order to facilitate accountability and informed decision-making with respect to the Company’s political contributions, the Nominating and Corporate Governance Committee has adopted Political and Charitable Contributions Guidelines that apply to contributions or expenditures of corporate funds to various political entities, charitable organizations, and certain causes. Any political or charitable contributions in excess of $10,000 must be approved by the Nominating and Corporate Governance Committee and all political and charitable contributions must be approved by the Chief Executive Officer. All contributions are required to be reported quarterly to the Nominating and Corporate Governance Committee.

The Company made no political contributions during the fiscal year ended December 31, 2024.

Legal Proceedings

Franklin BSP Realty Trust, Inc. takes great pride in its compliance program with respect to regulations related to its business, including its lending activities to both new and existing borrowers. The Company has not been party to any material legal or regulatory proceedings related to its business practices and has not sustained any monetary losses associated with anti-competitive behavior, malpractice, insider trading, market manipulation, fraud, anti-trust, marketing, or other related financial industry laws.

For additional information, please reference our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Director Continuing Education

Our Board recognizes the importance of continuing education for our directors and is committed to providing such education to improve the performance of our board and its committees. Our executive officers assist in identifying and advising our directors about opportunities for continuing education including trainings provided by independent third parties.

Director Time Commitments

The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues. Our Corporate Governance Guidelines provide that directors should advise the Chair of the Nominating and Corporate Governance Committee and the Chief Executive Officer before accepting a nomination or appointment to membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director’s relationship to the Company. Other directorships and commitments should not interfere with a director’s obligations to the Board, and our Corporate Governance Guidelines provide that no director may simultaneously serve as a director of more than four additional publicly-traded companies. Members of the Audit Committee should not serve on more than two publicly-traded company Audit Committees (in addition to our Audit Committee) unless (i) the Board determines that such service will not impair the member’s ability to serve on the Audit Committee and (ii) the Company discloses such determination either on or through its website or in its annual proxy statement. In addition, directors who serve as Chief Executive Officer, or in equivalent positions, generally should not serve on more than two publicly-traded company boards in addition to the Company’s Board.

To facilitate our understanding of changes in director time commitments, our Corporate Governance Guidelines requires that every director must notify the Board of any change in employer, any other significant change in professional roles and responsibilities and any actual or potential conflict of interest. The Board shall determine the action, if any, to be taken given such change.

FRANKLIN BSP REALTY TRUST	23	2025 PROXY STATEMENT

Majority Vote Standard and Director Resignation Policy

Under our bylaws, a nominee for director in an uncontested election shall be elected to our Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. In the case of a contested election, directors shall be elected by a plurality of the votes.

Our Corporate Governance Guidelines provide that if a nominee for election as a director who is already serving as a director is not elected pursuant to the majority voting standard set forth in the Company’s bylaws, the director shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee, or such other committee as designated by the Board, will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board, in making its decision, each may consider any factors and other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the Board’s decision. If such director’s resignation is not accepted by the Board, such director shall continue to serve until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts a director’s resignation pursuant to this policy, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to the Company’s bylaws.

In addition, pursuant to our Corporate Governance Guidelines, every director must notify the Board of his or her retirement, any change in employer, any other significant change in professional roles and responsibilities and any actual or potential conflict of interest. The Board shall determine the action, if any, to be taken.

Board Evaluation Process

The Nominating and Corporate Governance Committee coordinates an annual self-evaluation of the Board’s performance as well as the performance of each committee of the Board. The full Board and each committee discuss the results. The self-evaluation includes having each director complete open-ended questionnaires designed to solicit candid feedback about the performance of the Board and each applicable committee, followed by an individual interview with each director conducted by the Lead Independent Director to discuss any additional feedback or perspectives. The Nominating and Corporate Governance Committee then reviews the results of the evaluations in private session with the Lead Independent Director, and reports the results to the full Board, including any areas in which the Board or management believes the Board can make a better contribution to the Company. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

Executive Sessions

At meetings of both the Board and the Board committees, the Company’s independent directors meet in regular executive sessions in which members of management do not participate. These sessions typically occur in conjunction with regularly scheduled Board or committee meetings. The Lead Independent Director chairs executive sessions of the Board.

FRANKLIN BSP REALTY TRUST	24	2025 PROXY STATEMENT

Stockholder Engagement

Why We Engage We make a conscious effort to engage with our stockholders both during and outside of proxy season in order to have a better understanding of their perspectives on our Company.

i

How We Engage

We have a well-developed stockholder engagement program that facilitates year-round stockholder engagement through regular participation in investor conferences, quarterly earnings calls, press releases, and one-on-one meetings with both current stockholders and potential investors. As part of these ongoing outreach efforts, our Chairman, Lead Independent Director, and Chair of the Nominating and Corporate Governance Committee held several productive discussions with our largest institutional stockholders to engage on our Company’s performance and relevant strategy updates as well as governance and sustainability related matters.

i

Topics Discussed • Our business, financial and operating performance and strategies; • Our corporate governance practices and executive compensation; and • Our corporate sustainability efforts.

In our stockholder engagement efforts to date, stockholders have given us feedback on a number of topics, including:

•

Executive Compensation: In response to the positive feedback we continue to receive from stockholders regarding our Say on Pay proposal, we plan to continue proposing it on an annual basis. Additionally, stockholders have given us positive feedback on the level of disclosure in our CD&A, including our disclosure of how the externally managed model works and our relationship with the Advisor. For additional information about our engagement with stockholders focused on executive compensation, please see pages 30 – 31.

•

Board Composition: As of the Annual Meeting, the Board consists of seven directors and is 86% independent. Stockholders continue to express positive feedback regarding our Board skills matrix, added in 2023, which identifies certain skills our Board believes are important when evaluating Board composition. As a result, we have again provided such disclosures in this proxy statement.

•

Board Experience and Resources: Stockholders recognized the diverse experience and expertise our directors bring to the Board and expressed positive feedback on our commitment to ongoing education and training. These efforts ensure our Board remains well equipped to provide oversight to management.

•

Corporate Governance and Sustainability: Stockholders appreciated the progress we made on a number of environmental and sustainability items in 2024, including publishing our inaugural Corporate Responsibility Report in the Fall which builds on our previously published Sustainability Accounting Standards Board (“SASB”) disclosures. Stockholders noted that we should continue to lean on our relationship with Franklin Templeton to enhance our progress in this area.

FRANKLIN BSP REALTY TRUST	25	2025 PROXY STATEMENT

Communications with the Board of Directors
Any interested parties, including stockholders of the Company, desiring to communicate with the Chairman, the Lead Independent Director, the other non-management
directors or an individual director regarding the Company may directly contact such directors by delivering such correspondence to the Company in care of Franklin BSP Realty Trust, Inc., 1 Madison Avenue, Suite 1600, New York, NY 10010, Attention: Micah Goodman, Secretary. The sender should indicate in the address whether it is intended for the entire Board, the Chairman, the Lead Independent Director, the
non-management
directors as a group or an individual director. Each communication received by the Secretary will be forwarded to the intended recipients subject to compliance with the existing instructions from the Board concerning the treatment of inappropriate communications. Such communications may be made confidentially or anonymously. The Company reserves the right to filter out improper or irrelevant communications such as solicitations, advertisements, spam, surveys, junk mail, mass mailings, resumes and other forms of job inquiries. If the Board modifies this process, the revised process will be posted on the Company’s website.
Code of Ethics
The Board of Directors maintains a Code of Ethics that is applicable to our directors, officers, our Advisor and employees of the Advisor performing substantial services for the Company. It covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at
www.fbrtreit.com
by clicking on “Governance—Governance Documents.” We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Franklin BSP Realty Trust, Inc., 1 Madison Avenue, Suite 1600, New York, NY 10010, Attention: Micah Goodman, Secretary. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate committee of the Board and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other person may be made only by our Chief Executive Officer and shall be discussed with the Board or a committee of the Board as appropriate.
Hedging and Pledging Policy
Per our Insider Trading Policy, our directors and officers are prohibited from engaging in transactions in our securities that are inconsistent with a long-term investment in our Company. Our Insider Trading Policy prohibits the use of prepaid variable forward contracts, equity swaps, collars and exchange funds, put options, call options or other derivative securities, or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Directors and officers of the Company are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan, unless pre-approved
by the Audit Committee.
Insider Trading Policy
The Company maintains an Insider Trading Policy governing the purchase, sale and/or other disposition of the Company’s securities by its directors, officers, the Advisor and any employees of the Advisor and its affiliates that provide services to, or are involved in the business and affairs of, the Company, or otherwise have access to material nonpublic information relating to the Company. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the applicable listing standards of the NYSE. The current version of the Insider Trading Policy is attached as Exhibit 19.1 to the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2024. Transactions by the Company in its own securities are monitored by internal and external legal counsel for compliance with applicable securities laws.

FRANKLIN BSP REALTY TRUST	26	2025 PROXY STATEMENT

EXECUTIVE OFFICERS

The following table presents certain information as of the date of this proxy statement concerning each of our executive officers serving in such capacity:

Name	Age	Position(s)

Richard J. Byrne	64	Chairman of the Board of Directors and Chief Executive Officer

Michael Comparato	48	President

Jerome S. Baglien	48	Chief Financial Officer and Chief Operating Officer
Richard J. Byrne
Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne.
Michael Comparato
Michael Comparato has served as President of the Company since March 2023. He is a Managing Director and Head of Commercial Real Estate for the Advisor. Since the Advisor took over the role of external manager of the Company, Mr. Comparato has played a leading role for the Advisor in fulfilling its duties under the Advisory Agreement, including overseeing loan originations and other investments. Prior to joining the Advisor in 2015, Mr. Comparato was Head of U.S. Equity Investments at Ladder Capital Corp., where he led Ladder’s largest team that actively originated CMBS loans, structured/balance sheet loans, mezzanine loans and acquired strategic assets for the firm. Prior to joining Ladder, Mr. Comparato was President of BankAtlantic Commercial Mortgage Capital (BACMC), the CMBS affiliate of BankAtlantic, where he was responsible for managing all day-to-day
operations. Mr. Comparato also previously ran Compson Holding Corporation, which made various equity investments in multiple different commercial real estate assets and publicly traded REITs. Mr. Comparato received a Bachelor of Science, Summa Cum Laude, from Babson College.
Jerome S. Baglien
Jerome S. Baglien has served as Chief Financial Officer of the Company since September 2016, and as Chief Operating Officer of the Company since December 2021. Mr. Baglien is a Managing Director and Chief Financial Officer of Real Estate of the Advisor. Prior to joining the Advisor in 2016, Mr. Baglien was director of fund finance for GTIS Partners LP (“GTIS”), where he oversaw all finance and operations for GTIS funds. Previously, he was an accounting manager at iStar Inc. with oversight of loans and special investments. Mr. Baglien received a Masters of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon.

FRANKLIN BSP REALTY TRUST	27	2025 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.
Our Compensation Committee has reviewed and discussed with management the “
Compensation Discussion and Analysis”
 disclosed in this proxy statement as required by Item 402(b) of Regulation
S-K
of the Exchange Act.
Based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the “
Compensation Discussion and Analysis
” be included in this proxy statement.
Compensation Committee
Jamie Handwerker (Chair)
Pat Augustine
Peter J. McDonough
Buford H. Ortale
Elizabeth K. Tuppeny

FRANKLIN BSP REALTY TRUST	28	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our compensation program, objectives and policies for our “Named Executive Officers” or NEOs (as such term is defined in Item 402(a) of Regulation
S-K
of the Exchange Act) for the year ended December 31, 2024. Our NEOs for 2024 were: Richard J. Byrne, Chief Executive Officer, Michael Comparato, President, and Jerome S. Baglien, Chief Financial Officer and Chief Operating Officer.
Compensation Philosophy
The Compensation Committee of the Board of Directors reviews and approves all compensation provided by FBRT to the CEO and other NEOs with the ultimate goal of fostering a culture of integrity and accountability. The Compensation Committee is committed to developing a competitive compensation program that supports FBRT’s mission and values, encourages successful execution of our business goals and recruits top talent. We believe our compensation program should support and reinforce our goals for growth, financial performance, and leadership development while aligning the interests of our executives and stockholders for long-term value creation. Below is a graphic demonstrating our stockholder engagement process as it relates to compensation:
Compensation-Related Stockholder Engagement

Key Compensation Governance Practices
The Compensation Committee independently governs the executive compensation program with the support of a third-party compensation consultant. Our compensation program demonstrates strong governance through the following key components:

What We Do	What We Don’t Do
✓
  Robust stockholder engagement on compensation practices

✓
  Clawback policy in line with NYSE guidelines

✓
  Annual
Say-on-Pay
proposal

✓
  Management’s incentive fee has a performance hurdle aligned with stockholder interests

✓
  Stock ownership requirements

✓
  Independent compensation consultant

✓
  Consider peer pay practices

✓
  Annual Compensation Committee review of our compensation program

✓
  Award Restricted Stock Units (RSUs) to executives with a three-year vesting period

×   No hedging, pledging or short selling of our Company stock by directors, officers, employees or their immediate families

×   No excise tax
gross-up
provisions

×   No “single-trigger” or excessive
change-of-control
severance benefits

×   The Board/Compensation Committee has no influence over the compensation paid to executives by the Advisor

FRANKLIN BSP REALTY TRUST	29	2025 PROXY STATEMENT

Overview of FBRT’s Structure as an Externally Managed REIT
FBRT is an externally-managed REIT, which means we have no employees and instead pay our Advisor, Benefit Street Partners L.L.C., to manage our business. As our Advisor, Benefit Street Partners is responsible for identifying, originating, acquiring, and managing investments on FBRT’s behalf. In exchange, FBRT pays a fee of 1.5% of stockholders’ equity as well as an annual subordinated performance fee of 15% of Total Return over a 6% per annum hurdle. The Board of Directors oversees FBRT and its relationship with the Advisor in order to protect the interests of FBRT stockholders. Our non-employee
executive officers in 2024, Messrs. Byrne, Comparato and Baglien, are each employees of our Advisor and are compensated by the Advisor. The following chart summarizes our structure and is important context to have when analyzing our
Say-on-Pay:

*	Fee structure: 1.5% Equity + annual subordinated performance fee of 15% of Total Return over a 6% per annum hurdle
**	As of December 31, 2024
The Company’s Compensation Practices
We do not pay any cash compensation to our NEOs or employees of the Advisor. As employees of the Advisor, they are compensated by the Advisor. Pursuant to our 2021 Equity Incentive Plan, the Compensation Committee may, from time to time, grant awards consisting of restricted shares of our Common Stock, restricted stock units and/or other equity-based awards to qualified directors, officers, advisors, consultants, and other personnel, including the NEOs. These equity-based awards are generally subject to time-based vesting requirements. Since 2022, our Compensation Committee has approved annual equity awards to certain employees of the Advisor and its affiliates, including our NEOs.
Our Compensation Committee believes that its equity compensation practices align the long-term interests of the NEOs with those of our stockholders and encourage the retention of our NEOs’ expertise and leadership, a benefit that is evidenced by the lack of turnover amongst our NEO population.
The Compensation Committee does not time the issuance of equity-based compensation awards in coordination with the release of material non-public
information.
Role of Compensation Consultant
The Compensation Committee engaged F.W. Cook as its independent compensation consultant to assist the Compensation Committee in developing and evaluating the framework for issuing long-term equity-based awards to our NEOs and other personnel of our Advisor. At the time of F.W. Cook’s engagement, the Compensation Committee reviewed F.W. Cook’s independence and determined that F.W. Cook’s work for the Compensation Committee did not raise any conflict of interest pursuant to applicable SEC and NYSE rules. F.W. Cook met with the Compensation Committee on several occasions in 2024 to advise on pay methodologies, award terms, peer practices and other compensation considerations.

FRANKLIN BSP REALTY TRUST	30	2025 PROXY STATEMENT

Role of Management
The Compensation Committee is responsible for approving compensation for our NEOs, which as noted above, is limited to annual equity awards. The Compensation Committee considers the recommendations of the Company’s Chief Executive Officer, Mr. Byrne, with respect to grants made to other NEOs and with respect to the size of the pool of awards allocated to the employees of the Advisor and its affiliates who provide services to the Company under the Advisory Agreement.
2024 Equity Grants
On February 1, 2024, the Compensation Committee approved the grant of an aggregate amount of 766,665 restricted stock units to employees of the Advisor and its affiliates who provide services to the Company under the Advisory Agreement. The aggregate amount approved included grants of 119,063, 118,865 and 75,472 restricted stock units to Messrs. Byrne, Comparato and Baglien, respectively. The restricted stock units, which were granted under the Company’s 2021 Equity Incentive Plan, vest in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service. To the extent that ordinary cash dividends are paid to holders of shares of our Common Stock, outstanding restricted stock units are entitled to a corresponding cash dividend equivalent payment.
In determining the equity-based awards for 2023, the Compensation Committee did not apply any fixed metrics. Rather, the Compensation Committee took into consideration a range of factors, including financial performance measures such as absolute and relative total stockholder return and economic return, operational performance measures such as our origination volumes, the credit quality of the portfolio and strategic decisions including underlying asset type, loan type and geographic focus, as well as the individual performance of each of our NEOs.
Stockholder Engagement
We have a robust stockholder engagement program that considers our stockholder’s perspectives and priorities. Reflective of their support, at our 2024 Annual Meeting, our Say on Pay proposal received approximately 85% support, an increase from the previous year. We attribute this improvement due to our comprehensive stockholder outreach efforts and compensation practices.
In line with our typical annual engagement efforts, we reached out to stockholders representing approximately 49% of outstanding stock. It is a core principle of our engagement program that we will meet with stockholders that express an interest in engagement, and we ultimately engaged with every investor who requested a meeting. Our Chairman, Lead Independent Director, and Chair of the Compensation Committee were made available to participate in all of these meetings.
As a Board that values and proactively seeks stockholder feedback, we take the results of our
Say-on-Pay
vote very seriously. Voting results and stockholder feedback are crucial to our continual assessment of our compensation programs, decisions, and policies. Our Compensation Committee actively reviews and approves our compensation practices bearing in mind stockholder feedback and voting results.
By the Numbers: Stockholder Engagement Efforts

FRANKLIN BSP REALTY TRUST	31	2025 PROXY STATEMENT

Our Compensation Practices & Disclosures Are Guided by Stockholder Feedback
FBRT’s Board makes a concerted effort not only engage with stockholders, but also to apply feedback received regarding our compensation practices and related disclosure where practical. As such, below are ways in which we implement stockholder priorities which we believe are in their best interest and reflect their viewpoints and priorities:

What Is Important To Our Stockholders	How We Implement Stockholders’ Priorities

Clarity around the portion of FBRT’s management fee allocated to NEO compensation paid by Benefit Street Partners.
We disclose FBRT’s relationship with its external Advisor, detailing how the Advisor oversees and performs our day-to-day
management functions through its employees, including those employees that serve as our NEOs. Our NEOs are compensated by the Advisor and not by FBRT. The only compensation that FBRT issues to its NEOs and other employees of the Advisor is in the form of discretionary equity grants approved by the Board’s Compensation Committee. For additional information, please see
Our Advisor’s Compensation of our NEOs,
which begins on pg. 38.

Information regarding FBRT’s structure as an externally-managed REIT and our relationship with Benefit Street Partners.
In last year’s proxy, we included a graphic depicting the structure FBRT has as an externally-managed REIT, including our relationship with the Advisor and the role our Board plays in oversight of FBRT. As our external manager, the Advisor is responsible for identifying, originating, acquiring, and asset managing investments on our behalf. In return, we pay the Advisor an asset management fee and an annual subordinated performance fee.

Our Board provides direct oversight of FBRT leveraging all 7 highly qualified Directors with diverse experiences and skillsets. Please see
Overview of FBRT’s Structure as an Externally Managed REIT
, which is on pg. 32, for a graphic that more fully depicts the structure FBRT has as an externally managed REIT.

Information around the results of FBRT’s retention efforts for its management team.
We recognize that a key component of our compensation program is to help attract, motivate and retain non-employee
executive officers. In our disclosures in this proxy statement, we highlight that since FBRT’s listing on the NYSE, we have seen zero turnover among our non-employee
executive officers, an outcome at least partly driven by our strategic use of the equity incentive plan to retain and motivate key talent. We are proud of this track record to date and believe retention of key individuals is beneficial to the success of FBRT. For additional information, see
The Company’s Compensation Practices
on pg. 32.

2025 Equity Grants
On January 27, 2025 the Compensation Committee approved the grant of an aggregate amount of 766,665 restricted stock units to employees of the Advisor and its affiliates who provide services to the Company under the Advisory Agreement. The aggregate amount approved included grants of 106,969, 136,882 and 91,255 restricted stock units to Messrs. Byrne, Comparato and Baglien, respectively.

FRANKLIN BSP REALTY TRUST	32	2025 PROXY STATEMENT

Our Advisor’s Compensation of Our NEOs
As noted above, we currently have no employees and our Advisor, through its employees and employees of its affiliates, manages our affairs on a day-to-day
basis and receives fees and expense reimbursements pursuant to the terms of the Advisory Agreement. As of December 31, 2024, the Advisor had 490 employees. Mr. Byrne, who serves as our Chief Executive Officer, also serves as President of the Advisor. Mr. Comparato, who serves as our President, also serves as a Managing Director and Head of Commercial Real Estate for the Advisor. Mr. Baglien, who serves as our Chief Operating Officer and Chief Financial Officer, also serves in the same capacity for the real estate division of the Advisor. Our Advisor is an investment advisor registered with the SEC that is a wholly-owned subsidiary of Franklin Resources, Inc.
There is no direct relationship between fees we pay the Advisor and compensation the Advisor pays our non-employee
executive officers.
The Advisory Agreement does not require our
non-employee
executive officers to dedicate a specific amount of time to fulfilling our Advisor’s obligations to us under the Advisory Agreement and does not require a specified amount or percentage of the fees paid to the Advisor to be allocated to our NEOs. Our Advisor has informed us that it does not compensate its employees specifically for such services because these individuals also provide investment management and other services to other investment vehicles that are sponsored, managed or advised by the Advisor and its affiliates and that, therefore, it cannot quantify compensation to our NEOs specifically attributable to their services to us. The total compensation of our NEOs reflects the performance of all the Advisor’s investment vehicles for which these individuals provide services, including, but not limited to, us.
We do not have any influence over the amount of compensation the Advisor pays our NEOs.
Our independent compensation committee determines the annual equity grants we make to our NEOs and the pool of grants available for other Advisor employees that provide services to us, but we have no influence over the compensation the Advisor pays its employees. Our Advisor determines the compensation it pays and benefits it offers to its employees that also serve as our executive officers. We do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.
Our Advisor and its affiliates compensate their employees, including our NEOs, in accordance with the Advisor’s compensation policies and practices. The compensation of senior employees at the Advisor, including our NEOs, consists of all or substantially all of the following components: a fixed annual base salary and several variable performance-based compensation elements including: (i) an annual cash bonus payment based on the performance of the Advisor and of the NEO, (ii) an allocation of carried interest, the payment of which is based on the performance of investment funds managed by the Advisor, (iii) equity awards representing shares of Franklin Resources, Inc. common stock, and (iv) various employee benefit plans and programs.
For 2024, our NEOs’ compensation paid by the Advisor, in the aggregate, was apportioned 17% to fixed compensation and 83% to variable performance-based compensation. Our Advisor did not utilize any fixed performance metrics to determine the amount of variable compensation payable to our NEOs in 2024, but rather considered a range of various factors, including but not limited to the performance of the NEOs, the performance of the applicable business functions for which the NEOs are primarily responsible, the performance of our Common Stock, market conditions, growth in our business and the credit quality of our investment portfolio.
The Advisor has not disclosed to us the total amount of compensation the Advisor pays to our NEOs and we are not contractually entitled to such information. However, given we have no influence over the amount of such compensation and that such compensation relates to services unrelated to us, the Compensation Committee does not consider such information to be useful to the Board or our stockholders.
We annually assess the risks associated with the Advisor’s compensation policies and practices.
While, as discussed above, we do not influence the amount of compensation the Advisor pays its employees who provide services to us, our Compensation Committee does, on an annual basis, review and assess the risks of the Advisor’s compensation policies and practices to the Company. As part of this assessment, the Compensation Committee reviews with the Advisor such policies and practices, including the forms of compensation, the percentage of compensation that is variable and fixed and the structure of incentive compensation. The Compensation Committee also considers the effectiveness of the Advisor’s policies and practices in retaining key employees. Since taking over as the Advisor in 2016, the Company has not experienced any turnover in its executive officers.

FRANKLIN BSP REALTY TRUST	33	2025 PROXY STATEMENT

Executive Officer Stock Ownership Policy
In November 2022, the Nominating and Corporate Governance Committee adopted stock ownership guidelines applicable to the Company’s executive officers in order to further align the long-term interests of our executive officers with those of our stockholders. Further details on our executive stock ownership policy can be found on page 23.
Compensation Recovery Policy
The Compensation Committee maintains a compensation recovery policy pursuant to which the Company must seek to recover incentive-based compensation from senior executives in the event the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period).
The policy requires the Company to recover reasonably promptly the amount of incentive compensation received by senior officers that exceeds the incentive compensation that would have been received taking into account the accounting restatement, regardless of whether the restatement is due to any fault or misconduct on the part of the officer. The policy complies with, and will be interpreted and administered in a manner consistent with, all applicable laws and regulations, including without limitation, Section 303A.14 of the NYSE Listed Company Manual and Rule
10D-1
of the Exchange Act.
No Perquisites or Other Benefits
Because the Company does not pay the compensation of our NEOs (besides the annual equity award), the Company does not provide any perquisites or other employee benefits to our NEOs.

FRANKLIN BSP REALTY TRUST	34	2025 PROXY STATEMENT

Summary Compensation Table

For the year ended December 31, 2024, we did not provide any of our NEOs with any cash compensation, bonuses, or any other compensation (such as perquisites or employee benefits) besides the restricted stock units granted under our 2021 Equity Incentive Plan. The following table sets forth the annual compensation of our NEOs for the years ended December 31, 2024, 2023 and 2022. We did not pay any compensation to our NEOs in 2021.

Name and Principal Position	Year ($)	Salary(1) ($)	Bonus(1) ($)	Stock Awards(2) ($)		Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(1) ($)	Total ($)
Richard J. Byrne
Chief Executive Officer	2024 2023 2022	— — —	— — —	$ $ $	1,577,585 1,039,506 1,164,379	— — —	— — —	$ $ $	1,577,585 1,039,506 1,164,379
Michael Comparato
President	2024 2023	— —	—	$ $	1,574,961 974,401	— —	— —	$ $	1,574,961 974,401
Jerome S. Baglien
Chief Financial Officer and Chief Operating Officer	2024 2023 2022	— — —	— — —	$ $ $	1,000,004 756,002 846,820	— — —	— — —	$ $ $	1,000,004 756,002 846,820

(1)	The NEOs are employees of the Advisor and are not paid cash compensation by us.
(2)

The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of restricted stock units calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718, or ASC Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our Common Stock on the date of grant.

Grants of Plan-Based Awards in 2024

The following table provides information regarding restricted stock unit awards granted to our NEOs under the 2021 Equity Incentive Plan during the year ended December 31, 2024.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	Grant Date Fair Value of Stock and Option Awards(2)

Richard J. Byrne	2/1/2024	119,063	$1,577,585

Michael Comparato	2/1/2024	118,865	$1,574,961

Jerome S. Baglien	2/1/2024	75,472	$1,000,004

(1)	Each grant vests in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service.
(2)

Represents the grant date fair value of restricted stock units granted in 2024 computed in accordance with ASC Topic 718. The grant date fair value is calculated using the closing market price of our Common Stock on the date of grant.

FRANKLIN BSP REALTY TRUST	35	2025 PROXY STATEMENT

Outstanding Equity Awards at December 31, 2024

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2024.

	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Richard J. Byrne	2/1/2024	119,063	1,493,050
	1/27/2023	48,666	610,272
	1/27/2022	27,067	339,420
Michael Comparato	2/1/2024	118,865	1,490,567
	1/27/2023	45,618	572,050
	1/27/2022	25,371	318,152
Jerome S. Baglien	2/1/2024	75,472	946,419
	1/27/2023	35,393	443,828
	1/27/2022	19,684	246,837

(1)	Each grant vests in equal annual installments beginning on the anniversary of the date of grant over a period of three years subject to continuing service.
(2)	The amount reported in this column is based on a closing price of $12.54 per share of our Common Stock on December 31, 2024.

Option Exercises and Stock Vested in 2024

The following table provides information regarding stock awards for our NEOs that vested in 2023.

	Number of Shares acquired on vesting (#)	Value realized on vesting(1) ($)
Richard J. Byrne	51,398	691,303
Michael Comparato	48,179	648,008
Jerome S. Baglien	37,381	502,774

(1)	The amount reported in this column is based on the closing price of $13.45 per share of our Common Stock on January 27, 2024.

Potential Payments Upon Termination or Change in Control

Since our NEOs are employees of our Advisor, we generally do not have any obligation to make any payments to any of our NEOs upon a termination of employment or upon a change in control. However, pursuant to the restricted stock unit award agreements that we entered into with our named executive officers in 2024, 2023 and 2022, our named executive officers are entitled to vest in such awards in the event of a qualifying termination pursuant to the NEOs’ death or disability, or in certain circumstances in connection with a change of control of the Company. The following table describes the restricted stock unit vesting values that would be received by our named executive officers under various scenarios upon termination of employment or a change in control of the Company, calculated as if the separation event occurred on December 31, 2024.

	Termination(1)(2) ($)	Death/Disability(2)(3) ($)	Change of Control(2)(4) ($)
Richard J. Byrne	—	2,442,742	2,442,742
Michael Comparato	—	2,380,769	2,380,769
Jerome S. Baglien	—	1,637,084	1,637,084

FRANKLIN BSP REALTY TRUST	36	2025 PROXY STATEMENT

(1)

Generally, except as described in footnotes (3) and (4), all unvested restricted stock units would be forfeited in the event of the NEO’s termination of service to the Company for any reason, whether for cause or without cause, for good reason or in the event of the NEO’s retirement, and including in the event of a termination of the Advisor.

(2)	Assumed stock values are calculated at $12.54 per share, the closing price of our Common Stock on December 31, 2024.
(3)

In the event that the NEO’s service is terminated due to his or her death or disability, then all unvested restricted stock units will be immediately fully vested as of the date of the termination of service.

(4)

Under the terms of 2021 Equity Incentive Plan, upon a change of control (as defined in the Plan) in which awards are not assumed, all restricted stock units will be fully vested. The Plan contains additional provisions in the event of a transaction in which awards are assumed. The amounts shown in this column assume that the awards are not assumed in the transaction and therefore are accelerated.

FRANKLIN BSP REALTY TRUST	37	2025 PROXY STATEMENT

Pay Versus Performance Table
The following table sets forth information concerning the compensation paid to our Chief Executive Officer and to our President and our Chief Operating Officer and Chief Financial Officer (who are our only other NEOs) compared to Company performance for the years ended December 31, 2024, 2023 and 2022. We have not presented information for years prior to 2022 because we did not pay our executive officers in any year prior to 2022.

Year	Summary Compensation Table Total for CEO (1)(2)	CAP to CEO (3)	Average Summary Compensation Table Total for Other NEOs (1)(2)	Average CAP to Other NEOs (1)(3)	Value of Initial Fixed $100 Investment Based on:		GAAP Net Income (5)	Distributable Earnings (5)(6)
					TSR (4)	Peer Group TSR (4)
2024	$1,577,585	$1,649,891	$1,287,483	$1,346,294	$103.62	$80.51	$ 92,403	$100,682
2023	$1,039,506	$1,236,031	$ 865,201	$1,028,773	$100.10	$80.34	$144,509	$189,510
2022	$1,164,379	$1,128,652	$ 846,820	$ 820,837	$ 85.93	$69.74	$ 14,215	$116,076

(1)
Our CEO during 2024, 2023 and 2022 was Richard J. Byrne. References to “Other NEOs” in this section for 2024 and 2023 refer to Michael Comparato, our President and Jerome S. Baglien, our Chief Operating Officer and Chief Financial Officer, and for 2022 refers to Mr. Baglien.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 38. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to 2024 SCT total compensation to compute 2024 CAP for our CEO and average CAP for our other NEOs.

CEO

	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Change in Fair Value of Outstanding Unvested Awards from Prior Years	Plus Change in Fair Value of Awards from Prior Years that Vested During Covered Year	Plus Dividends on Unvested Awards	Equals CAP
2024	$1,577,585	$1,577,585	$1,493,050	$(99,210)	$(20,559)	$276,610	$1,649,891
2023	$1,039,506	$1,039,506	$ 986,216	$ 33,021	$ 36,268	$180,526	$1,236,031
2022	$1,164,379	$1,164,379	$1,042,176	—	—	$ 86,476	$1,128,652
Other NEOs (Average)

	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Change in Fair Value of Outstanding Unvested Awards from Prior Years	Plus Change in Fair Value of Awards from Prior Years that Vested During Covered Year	Plus Dividends on Unvested Awards	Equals CAP
2024	$1,287,483	$1,287,483	$1,218,493	$(82,573)	$(17,112)	$227,486	$1,346,294
2023	$ 865,201	$ 865,201	$ 820,847	$ 27,483	$ 30,188	$150,254	$1,028,773
2022	$ 846,820	$ 846,820	$ 757,945	—	—	$ 62,892	$ 820,837

FRANKLIN BSP REALTY TRUST	38	2025 PROXY STATEMENT

(4)
Reflects the cumulative TSR of the Company and the FTSE NAREIT Mortgage REITs Index (the “FTSE Mortgage REIT Index”) from October 19, 2021 (the date our Common Stock began trading on the NYSE), to December 31, 2024, assuming a $100 investment at the closing price on October 19, 2021, and the reinvestment of all dividends.

(5)	Amounts in thousands.
(6)	Please refer to the Appendix hereto for a discussion of Distributable Earnings and a description of how it is calculated.
Relationship of SEC CAP to Performance
As discussed in the “Compensation Discussion and Analysis” section above, when issuing equity-based awards, the Compensation Committee considers numerous factors including Company financial and operational performance and peer compensation practices. Thus, the Company’s absolute and relative TSR, GAAP net income and Distributable Earnings are generally considered in determining annual grants. Restricted stock unit grants are subject to three-year time vesting. During the period the awards are unvested, the value of the awards will change based on changes in our stock price and grantees will benefit from dividend equivalents paid on such awards. The value of unvested awards are not directly impacted by changes in our GAAP net income or Distributable Earnings.
The following graphs illustrate the relationship during 2022-2024 of the CAP to our CEO and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the FTSE Mortgage REIT Index, (ii) our GAAP net income, and (iii) Distributable Earnings (in each case as set forth in the table above).

CEO COMPENSATION VS COMPANY AND FTSE MREIT INDEX TOTAL SHAREHOLDER RETURN
CEO Compensation
TSR
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$120
$100
$80
$60
$40
$20
-
2022
2023
2024
CEO Compensation
Company TSR
FTSE mREIT Index TSR

OTHER NEO AVERAGE COMPENSATION VS COMPANY AND FTSE MREIT INDEX TOTAL SHAREHOLDER RETURN

Other NEO Average Compensation
TSR
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$120
$100
$80
$60
$40
$20
-
2022
2023
2024
Other NEO Average CAP
Company TSR
FTSE mREIT Index TSR

CEO COMPENSATION VS GAAP NET INCOME AND DISTRIBUTABLE EARNINGS
CEO Compensation
Earnings (in 000's)
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$200,000
$160,000
$120,000
$80,000
$40,000
-
2022
2023
2024
CEO Compensation
GAAP Net Income
Distributable Earnings

OTHER NEO AVERAGE COMPENSATION VS GAAP NET INCOME AND DISTRIBUTABLE EARNINGS
Other NEO Average Compensation
Earnings (in 000's)
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$200,000
$160,000
$120,000
$80,000
$40,000
-
2022
2023
2024
Other NEO Average CAP
GAAP Net Income
Distributable Earnings

FRANKLIN BSP REALTY TRUST	39	2025 PROXY STATEMENT

Financial Performance Measures
The most important financial performance measures used by the Company in setting pay-for-performance
compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial
performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the “Compensation Discussion and Analysis” section.

Significant Financial Performance Measures

Distributable Earnings

Stockholder economic returns (defined as changes in GAAP book value per share plus dividends paid)

Relative TSR

Company TSR
Pay Ratio Disclosure
SEC rules requiring publicly-traded companies to disclose the ratio of their Chief Executive Officer’s compensation to that of their median employee do not apply to us as we do not have any employees.

FRANKLIN BSP REALTY TRUST	40	2025 PROXY STATEMENT

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock including shares which may be acquired by such persons within 60 days, by:

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

The percentage ownership of Common Stock set forth below is based on 83,637,434 shares of Common Stock outstanding as of April 1, 2025. Restricted stock units held by our executive officers are not included for purposes of this calculation as they do not carry voting rights and the shares underlying such restricted stock units are not acquirable by our executive officers within 60 days of April 1, 2025.

Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class

Pat Augustine	26,191(2)	*

Jerome S. Baglien	237,017	*

Richard J. Byrne	451,091	*

Michael Comparato	471,614	*

Joe Dumars	16,571(2)	*

Jamie Handwerker	37,408(2)	*

Peter J. McDonough	37,390(2)	*

Buford H. Ortale	40,815(2)(3)	*

Elizabeth K. Tuppeny	39,871(2)	*

All directors and executive officers as a group (9 persons)	1,176,293(4)	1.4%

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 1 Madison Avenue, Suite 1600, New York, New York 10010.
(2)	Includes 8,841 unvested restricted shares scheduled to vest on May 28, 2025.
(3)

Includes 3,000 shares held by Sewanee Vero LLC, a family trust of which Mr. Ortale’s spouse is trustee, and 10,000 shares held by the Ortale Family Foundation, a charitable foundation over which Mr. Ortale is trustee.

(4)	Includes 53,046 unvested restricted shares scheduled to vest on May 28, 2025.

FRANKLIN BSP REALTY TRUST	41	2025 PROXY STATEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock and Series H Preferred Stock (collectively, the “Voting Preferred Stock”), which votes as a single class with Common Stock on an as-converted basis, in each case including shares which may be acquired by such persons within 60 days, by each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Voting Preferred Stock.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class	Number of Shares of Series H Preferred Stock Beneficially Owned	Percent of Class

BlackRock, Inc.(1)	14,062,648	16.8%

The Vanguard Group(2)	8,925,303	10.7%

Security Benefit Life Insurance Company(3)	-	-	17,950	100%

*	Less than 1%
(1)

This information is based on a Schedule 13G/A filed with the SEC on January 22, 2024, by BlackRock, Inc. (“Blackrock”). Blackrock reported that it has sole voting power with respect to 13,888,321 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 14,062,648 shares and shared dispositive power with respect to 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)

This information is based on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group (“Vanguard”). Vanguard reported that it has sole voting power with respect to 0 shares, shared voting power with respect to 57,944 shares, sole dispositive power with respect to 8,795,388 shares and shared dispositive power with respect to 129,915 shares. The address of Vanguard is 100 Vanguard Blvd. Malvern, PA 19355.

(3)	The business address of Security Benefit Life Insurance Company is One SW Security Benefit Place, Topeka, KS 66636.

FRANKLIN BSP REALTY TRUST	42	2025 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers

Richard J. Byrne, our Chief Executive Officer, is the president of our Advisor. Michael Comparato, our President, is a Managing Director and Head of Commercial Real Estate for the Advisor. Jerome S. Baglien, our Chief Financial Officer and Chief Operating Officer, is a Managing Director and the chief financial officer and chief operating officer of the Advisor’s commercial real estate group. Our Advisor is an affiliate of Franklin Templeton.

Advisor

The Advisor manages our day to day operations pursuant to the Amended and Restated Advisory Agreement, dated January 19, 2018, as amended August 18, 2021 (the “Advisory Agreement”). Our Advisor is responsible for identifying, originating, acquiring and asset managing investments on our behalf. Under the Advisory Agreement, the Advisor is entitled to an asset management fee equal to one and one-half percent (1.5%) of Equity (as defined in the Advisory Agreement) and an annual subordinated performance fee equal to fifteen percent (15%) of the Total Return (as defined in the Advisory Agreement) over a six percent (6%) per annum hurdle, subject to certain limitations. The Company or the Operating Partnership continues to pay directly or reimburse the Advisor for all the expenses paid or actually incurred by the Advisor in connection with the services it provides to the Company and the Operating Partnership pursuant to the Advisory Agreement, subject to certain limitations.

For the year ended December 31, 2024, pursuant to the terms of the Amended Advisory Agreement, the Company incurred total asset management and subordinated performance fees of $26.0 million, reimbursements for administrative expenses and personnel costs of approximately $9.7 million, acquisition expenses of $1.0 million, and other related party expenses, primarily related to reimbursable costs incurred for the increase in loan origination activities, of approximately $1.3 million.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us pursuant to these indemnification agreements.

Preferred Stock Conversion Date

On January 10, 2024, and again on January 16, 2025, the Company and Security Benefit Life Insurance Company (“SBL”), the sole holder of the shares of the Company’s Series H Preferred Stock, agreed to extend the mandatory conversion date for the Series H Preferred Stock, which was set to occur on January 21, 2025, to January 21, 2026. In addition, SBL has the right to convert up to 4,487 shares of Series H Preferred Stock one time in each calendar month through December 2025, upon 10 business days’ advance notice to the Company.

The Company received no consideration for the amendments, except that SBL agreed to reimburse the Company for the expense of maintaining a rating for the Series H Preferred Stock instrument from a ratings agency.

FRANKLIN BSP REALTY TRUST	43	2025 PROXY STATEMENT

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, our Nominating and Corporate Governance Committee charter contains a number of requirements, including that:

•	the committee shall review and evaluate the terms and conditions of, and determine the advisability of, any related party transaction;

•

unless the Board appoints a special committee of independent directors to negotiate any related party transaction, the committee shall negotiate the terms and conditions of any related party transaction and, if the committee deems appropriate but subject to the limitations of applicable law, shall recommend to the Board the execution and delivery of documents in connection with any related party transaction on behalf of the Company;

•	the committee shall determine whether any related party transaction is fair to, and in the best interest of the Company;

•	the committee shall recommend to the Board what action, if any, should be taken by the Board with respect to any related party transaction pursuant to the Company’s Charter;

•	the committee shall review, evaluate and approve of any potential conflicts brought to its attention and shall report the results of its consideration of any such conflict to the Board; and

•

the committee shall review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

These responsibilities have also been codified in the Related Party Transactions Policy adopted by our Nominating and Corporate Governance Committee. Pursuant to the Related Party Transactions Policy, all related party transactions (as defined by Item 404(a) of Regulation S-K) must be approved by either the Nominating and Corporate Governance Committee or a majority of the disinterested members of the Board. As a general rule, any director who has a direct or indirect material interest in such related party transaction should not participate in the Nominating and Corporate Governance Committee or Board action regarding whether to approve the transaction. Any payment of fees and reimbursements to the Advisor pursuant to and in accordance with the Advisory Agreement are deemed to have been approved in accordance with the Related Party Transactions Policy.

Our independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2024, were fair and were approved in accordance with the applicable Company policies.

FRANKLIN BSP REALTY TRUST	44	2025 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2024. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Franklin BSP Realty Trust, Inc.:

We have reviewed and discussed with management Franklin BSP Realty Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2024, including the critical audit matter arising from the current period audit of Company’s financial statements set forth therein.

We have discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent accountant the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, critical audit matters arising from the current period, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Franklin BSP Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee

Buford H. Ortale (Chair)

Joe Dumars

Jamie Handwerker

Peter J. McDonough

Elizabeth K. Tuppeny

FRANKLIN BSP REALTY TRUST	45	2025 PROXY STATEMENT

PROPOSAL NO. 2—APPROVAL OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

Summary of Proposal

The third sentence of Section 6.2 of our Charter currently provides that the approval of not less than two-thirds of the shares then outstanding and entitled to vote is required to approve the removal of one or more of our directors for cause.

Article XI of our Charter currently provides that stockholder approval of an amendment to the Charter requires the approval of a majority of the shares then outstanding and entitled to vote thereon, except for an amendment to the third sentence of Section 6.2 or to Article XI of our Charter, which, in each case, requires the approval of not less than two-thirds of the shares then outstanding and entitled to vote.

Our Board believes that these supermajority voting requirements are no longer consistent with governance best practices and, accordingly, believes eliminating them from the Charter is in the best interests of the Company and its stockholders. On February 13, 2024, our Board adopted a resolution approving and declaring advisable a proposal to amend Section 6.2 and Article XI of our Charter to eliminate these supermajority voting requirements.

The effect of this amendment if approved by stockholders will be that stockholder approval to (1) remove our directors for cause, (2) amend the director-removal provision of our Charter, and (3) amend the amendment provision of our Charter, in each case, will only require the approval of a majority of the shares then outstanding and entitled to vote on the matter. The Board will continue to be required to approve and declare advisable any Charter amendment.

If stockholders approve this proposal, the amendment to the Charter will become effective upon the filing of an articles of amendment with the Maryland Department of Assessments and Taxation, which we anticipate doing as soon as practicable following stockholder approval.

Text of Amendment

As proposed to be amended, the text of Section 6.2 and Article XI would read as follows (deletions are indicated by strikeouts, and additions are indicated in bold):

•

SECTION 6.2 RESIGNATION OR REMOVAL. Any Director may resign by delivering notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect upon receipt by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least ~~two-thirds~~ a majority of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

•

ARTICLE XI. AMENDMENTS. The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~as otherwise provided in the next sentence and except~~ for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. ~~However, any amendment to the third sentence of Section 6.2 hereof or to this section of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.~~

FRANKLIN BSP REALTY TRUST	46	2025 PROXY STATEMENT

Vote Required and Recommendation

The affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote at the Annual Meeting is required to amend our Charter to eliminate these supermajority voting requirements. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of a vote “against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS IN THE CHARTER AS DESCRIBED IN THIS PROXY STATEMENT.

FRANKLIN BSP REALTY TRUST	47	2025 PROXY STATEMENT

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected and appointed PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025. PwC has been our independent registered public accounting firm since 2023.

Change in our Certifying Accountant in 2023

On May 31, 2023, the Audit Committee engaged PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023. PwC replaced Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. EY was notified of this decision on May 31, 2023.

The audit report of EY on the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2022 and in the interim period between December 31, 2022 and May 31, 2023, (i) there were no “disagreements” as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions, between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2022 and in the subsequent interim period between December 31, 2022 and May 31, 2023, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Ratification of Appointment of Independent Registered Public Accounting Firm

Although ratification by stockholders is not required by law or our bylaws, the Audit Committee believes that submission to stockholders of PwC’s appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2025, is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of PwC, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firms.

A representative of PwC is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

FRANKLIN BSP REALTY TRUST	48	2025 PROXY STATEMENT

The following table shows the fees billed by PwC for the years ended December 31, 2024 and December 31, 2023, and EY for the year ended December 31, 2023 for each of the following categories of services:

	2024	2023

Audit Fees(1)	$2,255,000	$3,072,655

Audit-Related Fees(2)	$0	$0

Tax Fees(3)	$0	$492,056

All Other Fees(4)	$2,160	$972

Total	$2,257,160	$3,565,683

(1)

Audit fees relate to audits of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly consolidated financial statements, comfort letters, and consents related to SEC registration statements. Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by PwC or EY (2023 only) for the audit of the Company’s annual financial statements and the review of financial statements included in Forms 10-Q and Forms 10-K.

(2)

Audit-Related fees relate to assurance and related services that are traditionally performed by the independent registered public accounting firm and includes due diligence and debt compliance reporting. Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered by PwC or EY (2023 only). For both 2024 and 2023, we were not billed audit-related fees by PwC or EY.

(3)

Tax fees primarily relate to preparation of tax returns, assistance with federal and state income tax filing calendar, compliance services, tax planning and modeling services, assistance with tax audits, tax advice related to mergers, and routine on-call tax services concerning issues, as requested by the Company, when such projects are not covered by a separate agreement and do not involve any significant tax planning or projects. The Company did not incur tax fees from PWC in 2024. 2023 includes the aggregate fees recognized for professional services rendered by EY.

(4)	Other fees relate to an annual subscription for a license for financial statement disclosure research billed by PwC.

Pre-Approval Policies and Procedures

In accordance with our Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our board of directors, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit and Non-Audit Services Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

The Audit Committee must provide separate pre-approval of engagements for the performance of audit and non-audit services if (i) the type of service to be provided by the independent auditor has not received pre-approval as specifically set forth in the Audit and Non-Audit Services Pre-Approval Policy or (ii) the performance of such service would cause the aggregate annual fee, as applicable, to exceed the maximum fee level established for such type of service by the Audit Committee; provided that the Audit Committee determines that the provision of such services will not impair the auditors’ independence.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

FRANKLIN BSP REALTY TRUST	49	2025 PROXY STATEMENT

PROPOSAL NO. 4—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A(a)(1) of the Exchange Act and related rules of the SEC, the below resolution provides our stockholders an opportunity to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules. This proposal, commonly known as the “say-on-pay” proposal and vote, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we are externally managed and advised by our Advisor pursuant to our Advisory Agreement. Our NEOs are employees of our Advisor, and we have no employees. Because our Advisory Agreement provides that our Advisor is responsible for managing our affairs, our NEOs do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers. Additionally, we do not have any agreements with any of our NEOs with respect to their cash compensation and do not intend to directly pay any cash compensation to them.

In 2024, we granted restricted stock units to our NEOs pursuant to our 2021 Equity Incentive Plan, which we believe serve to align the interests of our NEOs and our Advisor with the long-term interests of our stockholders.

We do not determine the compensation payable by our Advisor or any of its affiliates to our NEOs. Our Advisor and its affiliates determines the salaries, bonuses and other wages earned by our NEOs that are paid or granted by our Advisor and its affiliates. Our Advisor and its affiliates also determine whether and to what extent our NEOs will be provided access to employee benefit plans.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our NEOs provided by us and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for the compensation paid by us to our NEOs by voting “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, compensation tables and any related material disclosed in this proxy statement).

Approval of the proposal requires the affirmative votes of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will count toward the presence of a quorum but are not considered to be votes “cast” and will have no effect on the proposal.

While this say-on-pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, value the opinions expressed by our stockholders and will consider the outcome of this say-on-pay vote when making future compensation decisions regarding the NEOs. We expect that the next say-on-pay vote will occur at the 2026 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FRANKLIN BSP REALTY TRUST	50	2025 PROXY STATEMENT

OTHER MATTERS PRESENTED FOR ACTION AT THE 2025 ANNUAL MEETING

The Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

FRANKLIN BSP REALTY TRUST	51	2025 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2026 annual meeting of stockholders, the proposal must be received at our principal executive offices on or before December 16, 2025. Any proposal received after the applicable time in the previous sentence will be considered untimely. Proposals should be addressed to “Franklin BSP Realty Trust, Inc., 1 Madison Avenue, Suite 1600, New York New York, 10010, Attention: Micah Goodman”, and must conform with Rule 14a-8.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for an annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the bylaws. Under the bylaws, for a stockholder proposal to be properly submitted for presentation at our 2026 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 16, 2025, and ending at 5:00 p.m. Eastern Time on December 16, 2025. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the bylaws, including, without limitation:

1.	as to each director nominee,

•	the name, age, business address and residence address of the nominee;

•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•	the date such shares were acquired and the investment intent of such acquisitions; and

•

all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.	as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the reasons for proposing such business at the meeting; and

•

any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.

as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.

to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

FRANKLIN BSP REALTY TRUST	52	2025 PROXY STATEMENT

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Franklin BSP Realty Trust, Inc., 1 Madison Avenue, Suite 1600, New York New York, 10010, Attention: Micah Goodman.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2026.

FRANKLIN BSP REALTY TRUST	53	2025 PROXY STATEMENT

Appendix

Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company’s CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, and (vii) certain other non-cash items.

As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP.

The Company believes that Distributable Earnings provides meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings is a useful financial metric for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company’s operations and is one of the performance metrics the Company’s board of directors considers when dividends are declared.

Distributable Earnings does not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

FRANKLIN BSP REALTY TRUST	A-1	2025 PROXY STATEMENT

RECONCILIATION OF GAAP NET INCOME TO DISTRIBUTABLE EARNINGS

(In thousands, except share and per share data)2

The following table provides a reconciliation of GAAP net income to Distributable Earnings for the year ended December 31, 2024 (dollars in thousands):

Year Ended December 31,
2024

GAAP net income (loss)	$ 92,403

Adjustments:

CLO amortization acceleration(1)	-

Unrealized (gain)/loss on financial instruments(2)	6,933

Unrealized (gain)/loss - ARMs	-

(Reversal of)/provision for credit losses	35,699

Non-cash compensation expense	8,173

Depreciation and amortization	5,630

Subordinated performance fee(3)	(7,551)

Realized (gain)/loss on debt extinguishment / CLO call	-

Realized gain/(loss) adjustment on loans and REO(4)	(40,605)

Loan workout charges/(loan workout recoveries)(5)	-

Distributable Earnings	$ 100,682

7.5% series E cumulative redeemable preferred stock dividend	(19,367)

Non-controlling interests in joint ventures net (income) / loss	3,475

Non-controlling interests in joint ventures adjusted net (income) / loss DE Adjustments	(3,717)

Distributable Earnings to Common	$ 81,073

Average common stock & common stock equivalents(6)	1,363,621

GAAP net income/(loss) ROE	5.6%

Distributable earnings ROE	5.9%

GAAP net income/(loss) per share, diluted	$ 0.82

GAAP net income/(loss) per share, fully converted(7)	$ 0.87
Distributable earnings per share, fully converted(7)	$ 0.92

(1)

Before Q1 2024, we adjusted GAAP income for non-cash CLO amortization acceleration to effectively amortize the issuance costs of our CLOs over the expected lifetime of the CLOs. We assume our CLOs will be outstanding for approximately four years and amortized the financing costs over approximately four years in our distributable earnings as compared to effective yield methodology in our GAAP earnings. Starting in Q1 2024, we amortized the issuance costs incurred on our CLOs over the expected lifetime of the CLOs in our GAAP presentation, making our previous adjustment no longer necessary.

(2)	Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
(3)	Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations during the period.
(4)

Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of December 31, 2024, the Company has $11.9 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.

(5)

Represents loan workout charges the Company incurred, which the Company deemed likely to be recovered. Reversal of loan workout charges represent recoveries received. During the second quarter of 2023, the Company recovered $5.1 million of loan workout charges, in aggregate, related to the loan workout charges incurred in 2022.

(6)	Represents the average of all classes of equity except the Series E Preferred Stock.
(7)	Fully Converted assumes conversion of our series of convertible preferred stock and full vesting of our outstanding equity compensation awards.

FRANKLIN BSP REALTY TRUST	A-2	2025 PROXY STATEMENT

FRANKLIN BSP REALTY TRUST FRANKLIN BSP REALTY TRUST, INC. 1 MADISON AVENUE, SUITE 1600 NEW YORK, NEW YORK 10010 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/FBRT or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 27, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FBRT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V69013-P30527 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FRANKLIN BSP REALTY TRUST, INC. The Board of Directors recommends you vote FOR each nominee in Proposal 1, FOR each of Proposals 2, 3 and 4: 1. ELECTION OF DIRECTORS Nominees: 1a. Pat Augustine 1b. Richard J. Byrne 1c. Joe Dumars 1d. Jamie Handwerker 1e. Peter J. McDonough 1f. Buford H. Ortale 1g. Elizabeth K. Tuppeny For Against Abstain 2. AMENDMENT TO THE COMPANY’S CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS 3. RATI F ICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025 4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notic
e and Proxy Statement and Form 10-K are available at www.proxyvote.com/FBRT. V69014-P30527 Franklin BSP Realty Trust, Inc. Annual Meeting of Stockholders May 28, 2025 11:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of Franklin BSP Realty Trust, Inc. (the “Company”), hereby appoints Richard J. Byrne and Micah Goodman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/FBRT2025 on May 28, 2025, commencing at 11:00 a.m., Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” Proposals 1 through 4. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side